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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           July 2, 2007
                                                --------------------------------

                        American Church Mortgage Company
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             (Exact name of registrant as specified in its charter)

        Minnesota                       33-87570                    41-1793975
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(State or other jurisdiction          (Commission                  (IRS Employer
     of incorporation)                 File Number)          Identification No.)


10237 Yellow Circle Drive, Minnetonka, MN                           55343
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code             (952) 945-9455
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


Item 1.01.        Entry into a Material Definitive Agreement

On July 2, 2007, American Church Mortgage (the "Company") entered into a First Supplemental Indenture with Herring Bank, as trustee (the "Trustee"), which amends the Indenture entered into between the Company and the Trustee (formerly known as The Herring National Bank), dated as of April 26, 2002, (the "2002 Indenture"), providing for the issuance of $15,000,000 aggregate principal amount of Series A Secured Investor Certificates (collectively, the "2002 Certificates").

The First Supplemental Indenture for the 2002 Indenture was entered into upon the successful completion of the Company's consent solicitation with respect to certain amendments to, and a waiver of rights to pursue remedies available with respect to certain alleged defaults under, the provisions of the 2002 Indenture. Additionally as of June 30, 2007, and in connection with the consent and waiver request to the 2002 Certificate holders, the Company has agreed to redeem $1,956,000 in principal amount of 2002 Certificates, representing a redemption price of par plus accrued interest on the 2002 Certificates being redeemed. As of the expiration of the consent solicitation on June 30, 2007, the Company had received the consents from the holders in excess of a majority of the outstanding aggregate principal amount of the 2002 Certificates. The Company has agreed to redeem the 2002 Certificates volunteered by holders within 30 days of the expiration of the consent solicitation.

The First Supplemental Indenture for the 2002 Indenture provides that the Company is permitted to borrow amounts not exceeding 300% of the Company's shareholders' equity at the end of any fiscal year, or such amount as authorized by the Bylaws from time to time, and it reduces the collateral coverage requirement from 120% to 100% of the outstanding principal amount of 2002 Certificates. The change to the ratio of borrowing to shareholders' equity brought the 2002 Indenture in line with the Company's permitted borrowings under its Bylaws. A copy of the First Supplemental Indenture for the 2002 Indenture is attached hereto as Exhibit 99.1.

In addition, on July 2, 2007, the Company also entered into a First Supplemental Indenture with the Trustee which amends the Indenture entered into between the Company and the Trustee, dated as of September 28, 2004, (the "2004 Indenture"), providing for the issuance of $23,000,000 aggregate principal amount of Series B Secured Investor Certificates (collectively, the "2004 Certificates").

The First Supplemental Indenture for the 2004 Indenture also provides that the Company is permitted to borrow amounts not exceeding 300% of the Company's shareholders' equity at the end of any fiscal year, or such amount as authorized by the Bylaws from time to time. This level of borrowing was described in the registration statement for the 2004 Certificates in accordance with the Bylaws, but the Indenture was inadvertently unchanged. 2004 Certificate holder consent was not required. A copy of the First Supplemental Indenture for the 2004 Indenture is attached hereto as Exhibit 99.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above regarding the description of the Company's obligation to redeem certain 2002 Certificates.

Item 9.01 Financial Statements and Exhibits.


(d)  Exhibits
Exhibit Number          Description
99.1                    First Supplemental Indenture to the 2002 Indenture dated July 2, 2007
99.2                    First Supplemental Indenture to the 2004 Indenture dated July 2, 2007
99.3                    Third Amended and Restated Bylaws, as in effect July 2, 2007

                                                         4
                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               American Church Mortgage Company

Date:  July 3, 2007
                                               By /s/ Philip J. Myers
                                                  -----------------------------
                                                  Chief Executive Officer and
                                                  Chief Financial Officer


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